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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: October 26, 1995
                     (Date of earliest event reported)

                             -----------------

                        FEDERAL EXPRESS CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
                         (State of Incorporation)

                 1-7806                          71-0427007
         (Commission File Number)       (IRS Employer Identification No.)


             2005 Corporate Avenue, Memphis, Tennessee  38132
                 (Address of principal executive offices)

    Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         The following documents relating to the 1995 Pass Through Certificates, Series B1, B2 and Series B3 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-56569, which was declared effective July 26, 1995.

Exhibit              Description of Exhibit
-------              ----------------------

1.b Underwriting Agreement relating to Federal Express Corporation 1995 Pass Through Certificates Series B1, Federal Express Corporation 1995 Pass Through Certificates Series B2 and Federal Express Corporation 1995 Pass Through Certificates Series B3

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995, between Federal Express Corporation and NationsBank, National Association (Carolinas)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1995-B1, 1995-B2 and 1995-B3 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e.1 Forms of Participation Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

5(b) Opinion of Dewey Ballantine, special counsel for the Pass Through Trustee

8(b) Tax Opinion of Dewey Ballantine, special counsel for the Pass Through Trustee (included under the caption "Certain New York Taxes" in the Prospectus relating to Pass Through Certificates) (included in Exhibit 5(b))


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  JAMES S. HUDSON
                                 ------------------------------------
                                       James S. Hudson
                                       Vice President and Controller
                                       (principal accounting officer)


Dated:  October 30, 1995


                                 EXHIBIT INDEX



Exhibit              Description of Exhibit
-------              ----------------------

1.b Underwriting Agreement relating to Federal Express Corporation 1995 Pass Through Certificates Series B1, Federal Express Corporation 1995 Pass Through Certificates Series B2 and Federal Express Corporation 1995 Pass Through Certificates Series B3

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995, between Federal Express Corporation and NationsBank, National Association (Carolinas)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1995-B1, 1995-B2 and 1995-B3 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e.1 Forms of Participation Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N660FE, N661FE and N663FE, respectively)

5(b) Opinion of Dewey Ballantine, special counsel for the Pass Through Trustee

8(b) Tax Opinion of Dewey Ballantine, special counsel for the Pass Through Trustee (included under the caption "Certain New York Taxes" in the Prospectus relating to Pass Through Certificates) (included in Exhibit 5(b))